CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS - Summary of Equity Investee Data (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Operating data:
Income (loss) from operations	$ 950	$ (9)	$ (2)
Net income (loss)	2,812	(9)	(2)
Net income (loss) attributable to Equity method investees	984	(3)	(1)
Balance sheet data:
Current assets	18,616	7	7
Long-term assets	105	18,238	18,381
Current liabilities	$ (11,669)	$ (14,135)	$ (14,233)